Exhibit 99.1
                                Table of Contents

The Level 3 Strategy

1.       Overview                                    Jim Crowe
2.       The Level 3 Network                         Kevin O'Hara
3.       Fiber's Role In Silicon Economics           Wendell Weeks
4.       Our Services Overview                       Jim Crowe
5.       - Gateway Services                          Carlos Lopez-Abadia
6.       - Softswitch Services                       Ike Elliott
7.       - IP & Optical Transport Services           Dan Caruso
8.       - Submarine Services                        Jim Crowe
9.       Our People                                  Doug Bradbury
10.      Our Customers                               Kevin O'Hara
11.      Competitive Assessment                      Kevin O'Hara
12.      Financial Overview                          Sureel Choksi
13.      Summary                                     Jim Crowe
14.      Appendices


Q & A

                           Forward Looking Statements

The presentations made at Silicon Economics III: Breaking Away + Who Wins + Who Loses and Why, both oral and written, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements concerning: anticipated trends in the market for communications services; the elasticity of demand for communications services; the anticipated reduction in the cost to provide communications over an IP technology based network; the anticipated Level 3 technology platform; price-performance and cost advantages of IP technology based products and services; the sources and levels of demand for communications services including colocation services; estimates of the growth of internet access markets; market share estimates; estimates of product rollout dates; expectations to disruptively price products and services; future revenues, monthly recurring revenues, revenue segments; backlog; gross margin percentages, selling general and administrative expenses as a percentage of revenues, capital requirements and levels of capital expenditures; expectations as to funding the company's capital requirements; and other statements of expectations, beliefs, future plans and strategies, anticipated developments and other matters that are not historical facts.

The forward-looking statements are based on management's beliefs as well as on a number of assumptions concerning future events. Participants at the conference and readers of these materials are cautioned not to put undue reliance on these forward looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside the company's control, that could cause actual events or results to differ materially from those expressed or implied by the statements. The most important factors that could prevent the company from achieving its stated goals include, but are not limited to, failure by the company to: achieve and sustain profitability based on the operation of the Level 3 Network; overcome significant early operating losses; overcome difficulties in migrating customer traffic from leased facilities to owned facilities, produce sufficient capital to fund the company's business plan; develop financial and management controls, as well as additional controls of operating expenses as well as other costs; attract and retain qualified management and other personnel; and develop and implement effective internal processes and systems for processing customer orders and provisioning. For a discussion of certain of these factors, please see the Company's Current Report on Form 8-K/A filed with the Securities and Exchange Commission on November 9, 1999.

The materials presented at the Silicon Economics III: Breaking Away + Who Wins + Who Loses and Why, including materials contained in this binder, are copyrighted by Level 3 Communications, Inc. Copyright (c) Level 3 Communications, Inc. 2001
- All Rights Reserved

                                    Overview

                                    Jim Crowe
                             Chief Executive Officer

                          Information Technologies Have
                        Improved At Very Different Rates

n Computing and information storage have improved exponentially

n Until recently communications has improved very slowly n Central planning of key communication technologies has stifled innovation

n The advent of market-based technical development has changed communication from a utility to a technology business

   - IP technology
   - Optical technology

[Graph: Line graph showing price improvements both historical and projection to 2020]

                      The Shift From Utility to Technology
                     Model Has Significant Implications For
                           The Communications Industry

n Rapid technical change has significant implications for the relationship between supply and demand

n New information systems are required to deploy the right combination of rapidly changing network components

n Rapid technical change has significant implications for the structure of the communication industry

                        Technical Innovation and Capital
                       Expenditure Levels Have Significant
                       Implications For Supply And Demand

n Various studies have projected demand increases of 20x to 200x1 over the next three years

n Based on projected increases in fiber installation, some analysts have predicted a bandwidth services surplus

n These analyses do not account for capital expenditures required to deploy required opto-electronics

(1) Nortel: "Bandwidth, Boom or Glut?", RHIC, Morgan Stanley Dean Witter, McKinsey, JP Morgan

                           Currently Funded Sources Of
                            Bandwidth Services Supply


                         2            3             4            5              6              7         % 2000
         1              Lit        Capacity      Planned      Capacity        Capex        Estimated    Capex     Years
      Company          Fibers       (Gb/s)        Fiber        (Gb/s)       To Light      2000 Capex    to Total  to Light
360Networks              1                320           35        56,000        $31,360           $795      2.5%        39
AT&T                     9              2,880           26        41,600         23,296          2,532     10.9%         9
Sprint                   5              1,600           15        24,000         13,440          1,646     12.2%         8
WorldCom                 6              1,920           18        28,800         16,128          2,165     13.4%         7
Qwest                    4              1,280           44        70,400         39,424          1,530      3.9%        25
Global Crossing          6              1,920           20        28,800         16,128            668      4.1%        24
GTE (Genuity)            2                640           22        35,200         19,712            480      2.4%        41
Williams                 2                640          118       188,800        105,728            854      0.8%       123
IXC (Broadwing)          4              1,280           92       147,200         82,432            105      0.1%       785
Level 3 (Internal)       2                640           10        12,800          7,168          2,600     36.3%         3
Level 3 (Dark
Fiber)                  n/a               170      272,000       153,320            n/a            n/a       n/a       n/a
Total                                  13,120          570       905,600       $507,136        $13,375

Normalized                          1                         69

(1)      Assumed planned fibers lit at 32 wavelengths at 10 Gb/s
(2)      Assumed planned fibers lit at 160 wavelengths at 10 Gb/s
(3)      At $28 per Gb/s per mile. Assume average route 20,000 mi network
(4)      Level 3 estimates based on public disclosures

                                   Conclusion

n Prediction of a bandwidth services surplus do not consider cost to light planned fiber installation

n The current shortage of bandwidth services at the right price is likely to continue

n Much of existing planned fiber will never be lit

        - Newer generations of fiber will obsolete older technology

                    Level 3 Has Built the Only Multi-Conduit
                        Continuously Upgradeable Network

n Level 3's network is designed to leverage rapid price performance improvements surpassing Moore's Law

n Implications for business model are:

   -Higher absolute capital requirements
   -Shortened economic lives of assets
   -Rapidly decreasing unit costs and prices
   -Rapidly increasing unit demand
   -Higher cash flows and profits

  [Graphic: 11 empty conduits and one additional conduit with fiber installed]

                             Managing A Continuously
                          Upgradeable Network Requires
                         Analysis of Complex Trade-Offs

Dropping prices -> lowers per unit revenue -> but raises demand more than enough to compensate.

Pulling less fiber -> increases reliance on expensive electronics -> but provides greater upgradeability.

Establishing more channels per fiber -> increases capacity -> but decreases maximum spacing of network electronics.

                    Analysis Of Trade-Offs Requires Advanced
                      Mathematical Optimization Techniques

n Traditional approaches of cost minimization or profit maximization replaced by maximization of NPV

n Both market conditions and technology are uncertain

n Demand is highly price elastic

n Result is large, stochastic, non-linear optimization problem

n Level 3 has developed an optimization model called Project Max

                          Since 1997, Level 3 Has Been
                              Improving Project Max

n Project Max factors variables into non-linear, mixed integer optimization model

   -Optimal price for each city pair and product
   -Demand forecasting based on price elasticity
   -Network design based on optimal topology and electronics configuration -Network implementation based on optimal timing of capacity installation

n Model provides insight into

   -Long term conduit requirements
   -Trade-offs between use of fiber and use of optronics
   -Phasing of new technology
   -Useful life of assets
   -Importance of rapidly decreasing unit price and increasing unit demand -Cash flows and profit margins

                          At Level 3 Optimization Is An
                           Enterprise-Wide Competency

n World class staff with backgrounds in operations research, computer science and economics

n Experienced in

-        Stochastic optimization
-        Non-linear and combinational optimization
-        Pricing and revenue management
-        E-commerce applications
-        Internet engineering
-        Simulation

n Team continually improves Project Max and develops models and processes for forecasting, network design, pricing and service delivery

                       Level 3 Has Developed A Simplified
                       "Mini Max" Model To Illustrate The
                           Implications Of Project Max

n        NPV optimized discounted cash flow model
n        Unit price and unit demand are related by elasticity of demand function
n        Model will be available at www.Level3.com

                        Representation Input to Mini Max

General Input
Initial Demand                                                       $8,500,000
Initial Price                                                              $200
Annual Price Reduction                                                 Variable
Discount Rate                                                               15%
Elasticity                                                           1.0 to 4.0

Capital Expenses
Initial Capex Per Incremental Unit                                         $190
Annual Capex Compression Rate                                               30%
Initial Infrastructure Cost                                     $10,000,000,000

Operating Expenses
Initial Activation Cost Per Incremental Unit                                $45
Initial Support Cost Per Cumulative Unit                                    $25
Fixed Annual Cost                                                  $315,000,000
Revenue Dependent Opex Cost                                                 18%

Network Expenses
Initial Network Expense Per Incremental Unit                                $80
Annual Opex and NetEx Compression Rate                                      30%

                    Mini Max Illustrates The Dramatic Effect
                    Of Unit Price Decrease and Elasticity Of
                            Demand On Value Creation

[graph depicting Annual Price Reduction Rate results of Mini Max model with inputs on prior slides with logarithmic Net Present Value scale on the Y axis and Elasticity on the X axis]

                         Implications Of Project Max Are
                        Illustrated By The Mini Max Model

n At estimated communications demand elasticity, price reductions are key to maximizing value

n Financial implications are significant

        -        Rapid unit price and unit cost decreases
        -        Rapid unit demand increases
        -        Higher absolute capital levels
        -        Shorter asset lives
        -        Higher margins and profits

n Operational implications are significant

        -        Internal systems must scale at unprecedented rates
        -        External supply chains must scale at unprecedented rates

                     The Mini Max Model Is Illustrative Only


n        Single capex price performance improvement rate
         - Networks are composed of thousands of different elements
n        Single elasticity of demand
         - Elasticity may vary over products, geography and time
n        No competition is modeled
n        No growth constraints are considered
-        Internal systems
-        External supply chain

                         The Communications Industry Is
                        Visibly Moving To A Disaggregated
                               Supply Chain Model

n        Technology industries are characterized by horizontal integration

n        Many communications companies are visibly disaggregating

                        "When a horizontal business model
                        meets a vertical business model,
                          horizontal wins every time."

John Chambers President and CEO Cisco Systems, Inc.

                        The Disaggregated Communications
                                  Supply Chain


                     Supply Chain                                 Example

                      Customers                         Businesses, Consumers

                  Service Providers                 Portals, ASPs, ISPs, Hosting

                  Network Providers                  Level 3, DSL, Cable Modem

                 Equipment Providers                   DWDM, SONET, Ethernet

                 Component Providers                    Fiber, Optical, ASICs

                                     Summary


n Rapid technical innovation and resultant Capex requirements will limit supply

n New systems are required to manage the interrelationship between thousands of rapidly changing network elements, product pricing and escalating demand

n Level 3 has developed unique expertise in communications optimization systems

n The communications industry is visibly shifting into a disaggregated supply chain

n Level 3 is positioned to benefit from this shift

                               The Level 3 Network


                                  Kevin O'Hara
                                    President
                           and Chief Operating Officer

                      Key Components of the Level 3 Network

[graphics depicting Gateways, Metro Networks, Intercity Networks, IP Network and Softswitch Network]

                          Colocation Gateway Facilities

n 50,000 to 600,000 sq. ft.

n Multiple, local and intercity network connections

n High level of physical and network security

n Level 3 has more colocation facilities than any other network services provider

n 63 Gateways

[graphic showing artists rendition of Gateway layout, not drawn to scale]

                         Level 3 Is A Broadband Backbone
                                Service Provider

n Access networks support specific service areas and connects directly to customers

n        Backbone networks connect traffic aggregation points (TAPs)
n        Backbone networks can have metro and intercity components


[graphic depicting Level 3 metro network connecting to a local access networks which in turn is connected to the Level 3 intercity network]

                             Level 3 Metro Networks

n        Connects traffic aggregation points
n        Colocation sites
n        ILEC COs
n        Third party hosting sites
n        Carrier hotels
n        Upgradeable multiple conduit system
n        15,000 conduit miles
n        440,000 fiber miles
n        IP and Ethernet optimized

                        Traffic Aggregation Points Are A
                         Key To Level 3's Metro Strategy

n        Level 3 metro networks connect traffic aggregation points (TAPs)
n        Carrier hotels and data centers
n        3rd party colocation facilities
n        ILEC and CLEC central offices
n        TAPs extend Level 's service to many access networks

[graphic showing bar graph with Number of TAPs on the Y axis and ILEC Cos, Data Center POPs, etc., Projected 2001 Adds and Year End 2001 Total on the X Axis]

                          The Level 3 Intercity Network

n        16,000 mile multi-conduit US intercity network
n        4,750 mile multi-conduit European intercity network
n        Connects key European markets
n        Submarine facilities
n        Transatlantic cable complete
n        North Asian cable under construction
n        Ownership positions in AC-1, TAT-14 and Japan-US cables
n        Connects 280 cities

                        The Level 's Multi-Conduit Design
                     Ensures A Long-Term, Low Cost Position

n        Utilize new fiber generations when unit cost is lower
n        Enables opportunistic sale of dark fiber and related services
n        Level 3 has the only US and European multi-conduit networks

[graphic depicting multi-conduit network design]

                       Multiple Conduits Are Only One Part
                        Of An Upgradeable Network Design

n        The right number of each generation of fiber in each conduit
n        The right number of wavelengths of light in each fiber
n        The right bit rate for each wavelength
n        The optimum optical amplifier site spacing
n        The optimum electrical regenerator site spacing
n        Optimally scheduled to new network topologies
n        Optimally scheduled migration to new technologies
n        Accommodation of unforeseen, disruptive technologies

                              Migration From ATM To
                      Multi Protocol Label Switching (MPLS)

n        MPLS is an extension of IP
n        MPLS provides Quality of Service capability similar to ATM
n        MPLS enabled routers are commercially available
n        Level 3 is broadly deploying  MPLS routers
n        Elimination of ATM provides substantial cost savings

[graphic showing (in order from bottom to top) fiber, WDM, SONET, ATM and IP moving toward fiber, WDM, SONET and IP w/ MPLS]

                        Migration from SONET to Ethernet

n Enterprise and residential traffic is rapidly migrating to IP over Ethernet

n Subsequent encoding and decoding to and from ATM over SONET is cost inefficient

n Ethernet components are less expensive than alternatives

n        Ethernet is cost effective in the metro area today

[graphic showing (in order from bottom to top) fiber, WDM, SONET, ATM and IP moving toward fiber, WDM, Ethernet and IP w/ MPLS]

                          Migration From SONET Ring To
                                 Mesh Protection

n Ring architectures require 50% of capacity to be reserved in case of failure

n Mesh architectures require approximately 33% of capacity to be reserved for similar protection levels

n While not broadly cost effective today, mesh protection is rapidly improving

n Optical switching is a key enabling technology

[graphic showing Ring Protection and Mesh Protection designs]

                        Migration From SONET To Optically
                               Switched Protection

n        Key enabler of cost effective optical mesh protection
n        Enables wavelength on demand services
n        Operating support systems are key to rapid revenue scaling
n        Level 3's ON TAP system is key component


[graphic showing (in order from bottom to top) fiber, WDM, SONET, ATM and IP moving toward fiber, WDM with optical switching, thin SONET and IP w/ MPLS]

Note: Thin SONET required for interface to legacy systems

                            Level 's Near Term (2001)
                               Technology Platform

n        Ethernet in metro transport
n        MPLS routing and provisioning in core network
n        Mesh technology in express routes
n        Automated network inventory
n        Automated network provisioning

                         Level 3's Mid Term (2002-2003)
                               Technology Platform

n        Ethernet technology throughout network
n        End to end optical switching
n        End to end MPLS driven routing
n        End to end cost effective mesh protection

                                     Caveat

                     Unexpected Technology Innovations Will
                            Disrupt Predicted Trends

n        Dispersion managed fiber
n        Perfect mirror technology
n        Photonic crystal technology

(It's good to have an upgradeable network)

                                     Summary

n        Level 3 has more colocation gateways than any other carrier
n        Level 3 has the only next generation metro and intercity global network

n Level 3's network is uniquely designed to accommodate new, more cost effective technologies

                           Wendell Weeks Presentation


[At the conference, Mr. Wendell Weeks of Corning Incorporated presented information regarding Corning Incorporated's view on the anticipated advancements of fiber optic technology. As these slides represented Corning Incorporated's views, they are not included in this filing.]

                              Our Services Overview

                                    Jim Crowe

                             Chief Executive Officer

                                    Overview

n        Level 3 is focused on enabling communications intensive companies
n        Level 3 has the industry's most complete set of services

-        Colocation gateway services
-        Softswitch services
-        Transport services
           + IP service
           + Transport service
n        Level 3 sales productivity is rapidly growing

                               Product Positioning


Product                        Positioning

Colocation Services            Enables other products

Softswitch Services            Addresses today's voice markets with IP economics

Transport Services             Key strategic services

                    Sales Productivity Is Rapidly Increasing



[chart showing Monthly Sales per Rep in dollars on the Y axis with points 0, 20, 40, 60 and 80 and quarters 1Q99 (between 0 and 20), 2Q99 (between 20 and 40),
3Q99 (between 20 and 40), 4Q99(between 40 and 60), 1Q00(between 40 and 60), 2Q00(between 40 and 60), 3Q00(between 60 and 80) and 4Q00 (between 60 and 80) on the X axis]

                                Gateway Services

                               Carlos Lopez-Abadia
                              Senior Vice President
                             Global Gateway Services

                                Gateway Services


|X|      Provides on ramp to the Level 3 network
|X|      Purchased by
     -ISPs
     -ASPs
     -Media Distributors
     -Intelligent Content Distributors
     -Storage Area Networks
     -CLEC
     -Carriers
|X|      US market has been supply constrained during 2000

                           Projected Supply And Demand


|X|      14.6 million sq. ft. shortage is expected by 2004

Source: Demand  - Salomon Smith Barney
           Supply  - Level 3 Estimates

                    Level 3 Has More Colocation Gateways Than
                           Any Communications Provider

|X|      Colocation is a key enabler of bandwidth service sales
|X|      Structural limitation will constrain supply
     -Capital
     -Metro Connectivity
     -Power
|X|      Level 3 has 63 facilities in 60 markets
     -more than any other communications provider
Source: SSB, If Built...Will They Come?, August 2000;
           JP Morgan, European Alternative Carriers, July 2000

                        Access To Capital Is Constraining
Colocation Supply
|X|      Colocation is capital intensive
|X|      Many companies are downsizing initially announced builds
|X|      Capital access may further reduce supply over the next 18 to 24 months

[graph showing Indexed Bond Prices for Exodus, Globix, Equinix and PSINet from 2/29/00 to 12/29/00]

                        Metro Connectivity Differentiates
Colocation Providers

|X| Colocation customers often spend 25% to 50% of operating expense on bandwidth services

|X|      Level 3's combined metro and intercity network is a strategic advantage

[graph showing Level 3 Metro/Intercity Relative Transport Cost as significantly lower than ILEC/Leased Networks]

                              Power Availability Is
                            A Significant Constraint

|X| Over the next 3 years, average power densities are expected to grow from 20 watts per sq. ft. to 200-300 watts per sq. ft.

|X|      Many facilities cannot support higher power densities

|X|      Power shortages may constrain supply

Note:  Based on 100k gross square foot facility
Source: Level 3 analysis

               Level 3 Is Leveraging Third Party Colocation (TPC)
                               To Increase Scale

[graph showing gross square feet on the Y axis and Level 3 Space Controlled as of 12/31/00 at just below 6.0 million, TPC Lit Space as of 12/31/00 at just less than 1.0 million, TPC Space in Process at just less than 1.0 million, Potential 2001 Partner space at just over 1.0 million and Total at approximately 8.0 million]

Source: Level 3 actuals and projections

                                     Summary

|X| Level 3 has more colocation space and larger footprint than any other communications company

|X|      Supply is constrained
     -Capital constraints
     -Metro connectivity
     -Power constraints
|X|      Colocation Gateways are a key enabler to other services
     -(3)CrossroadsSM
     -Transport services
     -Dark fiber sales

                               Softswitch Services

                                   Ike Elliott
                              Senior Vice President
                           Softswitch Enabled Services

                         Softswitch Services Address The
                         Large $700 Billion Voice Market
                                With IP Economics

n        Circuit switched providers have shrinking revenue and poor economics
n        Pure IP providers have smaller market today but good economics

[graphic showing % of Global Communications Revenue with Voice Services at near 90+% and IP and Data Services at significantly less]

Source: Company estimate

                               Softswitch Services

n     Softswitch architecture enables rapid, long term cost and price reductions

n        Services include
-        (3)ConnectSM Modem
-        (3)VoiceSM

                               (3)ConnectSM Modem

                                  A Case Study
                              In Silicon Economics

                           What Is (3)ConnectSM Modem?

n        A fully outsourced dial-up Internet access network
n        End to end managed solution for Internet Service Providers
n        Flexible pricing

-        Per port per month
-        Per hour

n        Available in US, Asia and Europe

                            The Modem Services Market

n        The US modem dial-up market is expected to grow through 2005
n        As prices drop rapidly, new services may extend life of modem market

-        Bonding modems to achieve higher speeds
-        Dial access to network attached devices
           +        Appliances
           +        Entertainment devices

n        International markets are an expanding opportunity


[graphic showing actual and projected growth in Total Ports in millions from 1998 through 2005]

Source:  Morgan Stanley Dean Witter 2000
         Level 3 Estimates

                         By 4Q02, Level 3 Expects To Be
                       The Largest Modem Services Provider

[graph showing projected market share growth from Level 3 through 2005]

Source: Level 3 estimate

                       As (3)ConnectSM Modem Scales, Cost
                       Advantages Are Expected to Increase

n        Over 6 billion minutes per month now carried
n        Softswitch component price performance is rapidly improving
n        Leverages common IP network shared with other data traffic
n        Margins are strong and improving

[graphic showing the decrease in Indexed Costs where 1999 equals 100 over time for both Circuit Switch Modem Services and (3)Connect Modem services]

Source:  Morgan Stanley Dean Witter, 2000

                                     Summary

n        (3)ConnectSM Modem market share is expected to grow rapidly

n        (3)ConnectSM Modem margins are strong

n (3)ConnectSM Modem demonstrates the leverage inherent in Level 3's silicon economic model

                               (3)VoiceSM Service

                           Addressing The Voice Market
                                With IP Economics

                      (3)VoiceSM Is A Strategic Alternative
                           To Circuit Switched Service

n (3)VoiceSM is the industry's first commercially available Softswitch based voice service

n        Fully outsourced voice service

-        Long distance calling worldwide
-        Customer tools including online reporting of usage

n        Flexible pricing, fixed charge, per gigabit or per minute
n        Sold to LD carriers, ISPs, ASPs and portals
n        IP voice market expected to grow 67%1 per year through 2005

(1)      Source: Probe research

                       (3)VoiceSM Minutes Transport Costs
                      30% Less Than Circuit Switched Voice

n        (3)VoiceSM will cost 55% less by 2005

[graph showing costs per minute in US$ for both Circuit Switched and (3)Voice]

                                     Summary

n        Softswitch services address the large voice market with IP economics
n        Level 3 is the only national provider of scalable Softswitch services
n        (3)ConnectSM Modem is a high volume, high margin service
n        (3)VoiceSM is scaling rapidly

                            IP And Optical Transport
                                    Services

                                   Dan Caruso
                              Group Vice President
                              Optical & IP Services

                       IP And Transport Services Portfolio

Service              Customers                                    Positioning

IP Services          Communications Intensive Co's                    Core

Ethernet Transport   Communications Intensive Co's                    Core

Private Line         Communications Intensive Co's                    Core

Wavelengths          Carriers, Communications Intensive Co's          Core

Dark Fiber and
Related Services     Carriers, Data CLECs                         Opportunistic

Conduit              Carriers, Data CLECs                         Opportunistic

                    Conduit And Dark Fiber Sales And Services
                      Are Opportunistic Sources Of Cashflow

|X|      Level 3 is only  source of continuous, national conduit and dark fiber
|X|      Level 3 is major supplier of metro dark fiber to Ethernet based CLECs
|X|   50% of dark fiber related sales are colocation and other recurring revenue
|X|    To date Level 3 has sold $4.1 billion3 of dark fiber and related services

[Graphic 1: Pie chart showing Empty US Conduits1 with Level 3 at 10 and Qwest at
1. Graphic 2: Pie Chart showing empty US Conduit Miles with Level 3 at 67%, Qwest at 10%, Williams at 13% and other4 at 10%]

(1) Empty national, continuous conduits
(2) Percentage of empty conduit miles. See Appendix "Competitor Assessment"
(3) Through 4Q00
(4) Other regional and discontinuous national networks. See Appendix "Competitor Assessment"

                    Level 3's Metro Facilities Are A Valuable
                                 Strategic Asset

6.5 Million Sq. Ft. Colocation Facilities
Connections to over 300 Traffic Aggregation Points
15,000 Miles of Metro Conduit
440,000 Miles of Metro Fiber

|X|      Metro facilities are key resources for Ethernet based CLECs
           - Ethernet CLECs (including Level 3) have substantial cost advantages

|X| Interconnection with Ethernet based CLECs is a long term competitive advantage

|X|      Metro facilities are key to IP services availability and cost
|X|      Metro access is a key transport service enabler
|X|      Metro capacity is supply constrained

                     Level 3 Core Transport Services Are The
                       Most Comprehensive In The Industry

-------------------- ----------------------------- ----------------------------- ----------------------------
                             Wavelengths                   Private Line                  IP Service
-------------------- ----------------------------- ----------------------------- ----------------------------
-------------------- ------------- --------------- ------------- --------------- ------------- --------------
                        Metro        Intercity        Metro        Intercity        Metro        Intercity
-------------------- ------------- --------------- ------------- --------------- ------------- --------------
-------------------- ------------- --------------- ------------- --------------- ------------- --------------
Level 3                   v              v              v              v              v              v
-------------------- ------------- --------------- ------------- --------------- ------------- --------------
-------------------- ------------- --------------- ------------- --------------- ------------- --------------
360Networks                              v                             v                             v
-------------------- ------------- --------------- ------------- --------------- ------------- --------------
-------------------- ------------- --------------- ------------- --------------- ------------- --------------
AT&T                                     v              v              v                             v
-------------------- ------------- --------------- ------------- --------------- ------------- --------------
-------------------- ------------- --------------- ------------- --------------- ------------- --------------
Broadwing                                v                             v                             v
-------------------- ------------- --------------- ------------- --------------- ------------- --------------
-------------------- ------------- --------------- ------------- --------------- ------------- --------------
Global Crossing                          v                             v                             v
-------------------- ------------- --------------- ------------- --------------- ------------- --------------
-------------------- ------------- --------------- ------------- --------------- ------------- --------------
Qwest                                    v                             v                             v
-------------------- ------------- --------------- ------------- --------------- ------------- --------------
-------------------- ------------- --------------- ------------- --------------- ------------- --------------
Sprint                                                                 v                             v
-------------------- ------------- --------------- ------------- --------------- ------------- --------------
-------------------- ------------- --------------- ------------- --------------- ------------- --------------
Williams                                 v                             v                             v
-------------------- ------------- --------------- ------------- --------------- ------------- --------------
-------------------- ------------- --------------- ------------- --------------- ------------- --------------
WorldCom                                 v              v              v                             v
-------------------- ------------- --------------- ------------- --------------- ------------- --------------

Note: Checks indicated facilities based service offering

                         Core Transport Services Roadmap

|X|      Expensive SONET based private lines are expected to diminish
|X|  IP/Ethernet metro (and perhaps intercity) services are expected to increase
|X|   Wavelength services are expected to displace dark fiber and SONET services

[graphic showing (in order from bottom to top) fiber, wavelengths, private line, Ethernet and IP w/ MPLS moving toward fiber, wavelengths, Ethernet and IP w/ MPLS]

                                   IP Services

|X|      Dedicated Internet Access
|X|      IP Over Ethernet Connectivity
            - (3)CrossroadsSM

                              Level 3's Peering And
                             Interconnection Network

|X|      Level 3 is a recognized Tier 1 Internet backbone provider
|X|     Level 3's metro networks provide low cost interconnection with its peers
|X|      35 Gbps of global peering connectivity today
             - 300% growth over previous six months
|X|      400% growth expected over next 12 months

                       Level 3 Is A Major Supplier To The
                       Rapidly Growing IP Transport Market

|X|      Level 3 focuses on high speed IP access
           -OC-3 and OC-12 today
           -OC-48 in late 2001
|X|      Available in US, Europe and Asia
|X|      Fixed rate and usage based billing options

[chart showing Total Internet Traffic in Gbps growing on the Y axis and 1998 to 2005 on the X axis]

Source: JP Morgan and McKinsey

                          (3)CrossroadsSM Is Level 3's
                            IP Over Ethernet Service

[graphic showing from left to right Global Internet cloud connected to Level 3 IP Network cloud linked to a Level 3 Gateway with (3)Crossroads service which Gateway is linked to a Third Party Colocation or Carrier Hotel using
(3)Crossroads service.]

                       (3)CrossroadsSM Has Scaled Rapidly
                               Since Introduction

|X|      Global product launch in second half of 2000
|X|      Leverages Ethernet's superior price performance ratio
|X|      Enables customers to manage costs using destination sensitive billing

                       Destination Sensitive Billing Is A
                        Major Feature Of (3)CrossroadsSM

Intra-City
|X|   Exchange traffic with other Level 3 customers on same metropolitan network
|X|  Low price facilitated by Level 3's metro networks and colocation facilities

On-Net
|X|    Exchange traffic with other Level 3 customers on Level 3's global network
|X|      Low price enabled by Level 3's global IP network

Off-Net
|X|      Exchange traffic anywhere on the Internet
|X|      Low price enabled by Level 3's settlement free peering agreements

                       (3)CrossroadsSM is Highly Scalable

|X|      Enables rapid and highly automated service activation
|X|      Infrastructure is shared across many customers
|X|      Avoids need to provision a private line for every customer activation

                     (3)CrossroadsSM Will Be Offered In Over
                     250 Locations Globally By Year End 2001

[Graphic showing bar graph with increasing # of locations through 4Q01]

                    Level 3 Is Able To Price (3)CrossroadsSM
                         Disruptively While Maintaining
                                  High Margins


[graph]

                     Level 3 Is Uniquely Positioned To Offer
                            (3)CrossroadsSM Services

|X|      Conduit and fiber rich metropolitan infrastructure required for service

|X| Focus on extending Level 3's network to third party colocation facilities and carrier hotels

|X| Large base of IP intensive customers in Level 3 colocation facilities is key advantage

|X|      More colocation space than any other communications company

                           Optical Transport Services
                         (3)GlobalSM Wavelength Service
                       (3)LinkSM Wavelength Services Is A
                             New, Strategic Offering

|X|      (3)LinkSM is priced lower than other alternatives
           - New construction
           - Lighting of dark fiber

[Graphic: Cost of Incremental Capacity bar graph showing Cost to Light Dark Fiber, Construction Cost and (3)Link Wavelength Service]

                     Established Carriers Realize Synergies
                       When Matching (3)LinkSM Wavelengths
                          With Their Existing Networks

|X|      Shorter diverse routes reduce cost of protection
|X|      Additional physical routes enable higher utilization through meshing
|X|      Express layers create low cost routes between top Internet markets

|X| Migration of traffic to (3)LinkSM Wavelengths extends useful life of existing networks

                          (3)LinkSM Service Attributes

|X|      Monthly service or multi-year contracts
|X|      Industry leading pricing
              - Committed annual price declines

|X| Standardized tiered discounts according to volume purchases or take-or-pay commitments

|X|      Service "portability" allows easy upgrades to higher speed services
|X|      Service activation timetable commitment

             (3)LinkSM Enables Level 3 To Meet Strategic Objectives

|X| Positions Level 3 as the market leader in providing innovative, low cost optical transport services

|X|      Rapid scaling of market share and revenue at high margins
|X|      Fully leverages Level 3's sustainable competitive advantages

|X| Provides customers with a cost effective alternative to building networks or lighting dark fiber

                        IP And Transport Service Summary

|X| Completion of Level 3's optical network enables new IP and optical transport services

-(3)CrossroadsSM -(3)LinkSM |X| Level 3 is uniquely positioned to scale market share and revenue at high margins

     -Industry leading colocation gateway space
     -Combined metro and intercity facilities
     -Upgradeable technical operational and financial model
     -ON TAP provisioning system

                               Submarine Services

                                    Jim Crowe
                             Chief Executive Officer

                                  ON TAP Video

                        Submarine Services Are A Key Cost
                      Component Of Level 3's Global Network

|X| Undersea facilities are built or bought to ensure low cost intercontinental connectivity

|X| Undersea capacity is matched to forecasts of Level 3 intercontinental requirements

|X| Level 3 avoids participation in standalone, undersea transmission services market

                         Level 3 Avoids Participation In
                       Standalone, Undersea Circuit Sales

|X|      Cable construction and sales schedules are often 3 to 4 years
|X|     Approximately 75% of cost must be invested up front, before any upgrades
|X|   Newer cables have several times more capacity at same cost as older cables

|X| Inventoried capacity is susceptible to price competition from new cables with lower unit cost

                              Level 3 Has Low Cost
                             Transatlantic Capacity
|X|  Cable completed in 4Q00
|X|      Initially operates 320 gigabits (billion bits) per second
|X|      Upgradeable to 1.28 terabits (trillion bits) per second
|X|      Connects Level 3's US and European networks
|X|      Three-fourths of capacity was presold
|X|      Additional capacity through ownership in AC-1 and TAT-14

                         Level 3 Is A Major Asia-Pacific
                                   Cable Owner

|X|      North Asian cable under construction
|X|      Initially operates at 320 gigabits (billion bits) per second

|X| Upgradeable to 2.5 terabits (trillion bits) on eastern link and 3.8 terabits on western link

|X| Connects Hong Kong, Japan, Korea and Taiwan through Japan-US cable to US and Europe

|X|      50/50 partnership with FLAG Telecom
|X|     Ownership position in Japan-US cable connects US and North Asian markets

                                                                Summary

|X| Submarine capacity is built or purchased to assure low cost intercontinental capacity

|X|      Capacity is sized to meet Level 3 internal, intercontinental needs
            - Excess is sold to partners
|X|      Level 3 avoids standalone merchant undersea markets

                                   Our People

                                  Doug Bradbury
                                  Vice Chairman

                         Level 3's First Priority Is To
                        Attract And Keep The Best People
                                 In The Industry

                                Level 3's People
|X|      Entrepreneurial
|X|      Customer focused
|X|      High degree of technical expertise
|X|      Take responsibility for continuous learning
|X|      Prefer success based compensation to entitlements

                               Level 3's Approach

Think Like Owners

                               Level 3's Approach

|X|  Locate in the right place
|X|      Provide the right work environment
|X|      Compensate in the right way

                                Compensation Plan

Salary   90 - 95% of competition
Bonus    Up to 110% of competition for targeted performance
Benefits Competitive and "market smart"
Long Term         Ownership oriented
                  Shareworks
                  Outperform Stock Options

                         Long Term Incentive Plans Have
                                  Several Goals

|X|      Should align employee recruitment, retention and investor goals
|X|      Should tie reward directly to level of performance

|X| Should have reasonable applicability over time and in various market conditions

|X|      Non qualified stock options (NQSOs) have been the traditional answer
                - Exercise price fixed at time of award
                - Generally long (10 year) life

                        NQSO's Have A Structural Problem

|X| NQSO performance is poorly related to company performance versus other investments of similar risks

     -Stockholders object when market is hot
     -Employees object when market is depressed

|X| NQSO based employee incentives decrease in incentive value as a company matures

                    Level 3's Outperform Stock Option Program

|X|     Grants equal in initial value to competitors' grants of standard options
|X|      Four year life
|X|      Granted on rolling quarterly basis
|X|      Strike price indexed to S&P 500
|X| Value at exercise equal to market price minus strike price, times multiplier

                           How Much Value is Awarded?

|X|      The decision on what dollar value to award is identical to NQSOs

|X| After the proper dollar value to be awarded is determined, value of OSO is divided into award value to determine number of OSOs to be granted

|X| Therefore OSOs grants are not worth more than NQSOs; they are more highly leveraged based on performance

[graph]

                      OSO Program Implementation Challenges

|X|      GAAP accounting requires treatment as compensation expense

|X| Proper implementation requires significant effort to ensure program fits individual company situation

|X| Uniqueness of program means extensive educational effort for both potential and existing employees

                              The Benefits of OSOs

|X|      Better aligns shareholder and employee interests
|X| Provides company with powerful recruitment and retention tool -Attracts performance oriented employees

|X| Varying the multiplier criteria and relevant index enables OSOs to adapt to different company conditions

|X|      Quarterly awards adjust for changes in company's share price

                           The Level 3 Plan Is Working

|X|      Hired executive team with proven record
|X|      Attracted 6,200 employee-owners
|X|      Recruiting top talent from target undergraduate and graduate schools
|X|      Receiving average of 840 resumes per week
|X|      Current data base of 91,800 applicants

                                  Our Customers

                                  Kevin O'Hara
                                    President
                                       And
                             Chief Operating Officer

              Level 3 Sells To Communications Intensive Companies
             and Network Providers In A Disaggregated Supply Chain


            Supply Chain                        Relationship                            Example

             Customers                            End User                          Businesses, Consumers

         Service Providers                        Customer                       Portals, ASPs, ISPs, Hosting

         Network Providers                   Customer/Competitor           Level 3, DSL, CATV, CLEC, ILEC, Carrier

        Equipment Providers                  Technology/Partner                     DWDM, SONET, Ethernet

        Component Providers            Technology Partner/ Underlying               Fiber, Optical, ASICs
                                                  Supplier

                  88% Of Level 3's Customers Are Communications
                               Intensive Companies

|X| Communications intensive companies' service requirements are rapidly growing
|X|    Level 3 services often represent 25% to 50% of customer operating expense
|X|      Many customers colocate at Level 3 Gateways

[Graphic showing 88% are communications Intensive and 12% are Carriers & Enterprises]

                 Level 3's Strategic Assets Provide Significant
                               Value To Customers

|X|      Industry leading colocation space
|X|      Industry leading combined metro and intercity facilities
|X|      Industry's broadest service portfolio
|X|      Upgradeable network design ensures low cost position

                      Level 3 Target Market Is Divided Into
                              13 Customer Segments

|X|    Apps Managers
|X|      Bandwidth Traders
|X|      Broadband Access Providers
|X|      Broadband Content Providers
|X|      Broadband Transport Providers
|X|      High Bandwidth Enterprises
|X|      Internet Service Providers
|X|      Local Wireline Service Providers
|X|      Long Distance Service Providers
|X|      Low Speed Content Providers
|X|      Packet Voice Providers
|X|      Web Enablers
|X|      Wireless Service Providers

                     Level 3's Broad Portfolio Helps Ensure
                         A Credit Worthy Customer Base

|X|    Detailed credit analysis is performed on each customer
         -Current financial statements
         -Payment history
         -Level 3 exposure to out-of-pocket cash expenditures
|X|      Customers assigned to six credit categories
|X|      Over 80% of revenue generated by customers rated as good credits

|X| Weaker credits are generally required to provide cash deposits to cover out-of-pocket exposure

|X|      To date, bad debts and receivables aging are in line with expectations

                                     Summary
|X|      Level 3's customers represent a valuable, long term asset
|X|      More than 70% purchase multiple services
|X|      Many customers colocate at Level 3 Gateways
|X|      Level 3 credit policies contribute to long term value creation

                             Competitive Assessment

                                  Kevin O'Hara
                                    President
                                       And
                             Chief Operating Officer

               Level 3 Has More Completed Global Colocation Space
                            Than Any Other Carrier 1


[graph]

(1)      Appendix: "Facilities Based Providers", "Data Center Overview"

                         Colocation is a Strategic Asset
|X|      Supply constrained
|X|      Colocation is key enabler of core IP and optical transport services
|X|      Level 3 has 6 million secured gross sq. ft. of space

                     Level 3's Metro Conduit And Fiber Are A
                         Strategic Competitive Advantage
|X|      15,000 metro conduit miles
|X|      440,000 metro fiber miles
|X|      More fiber and conduit miles than any next generation carrier1
|X|   Metro facilities are key enabler of core IP and optical transport services

(1)  See  "Facilities-Based   Operations  Metro  Overview  Summary"  Competitive
Assessment Section Level 3 2001 Investor and Analyst Conference, Jan 29, 2001

                      Level 3 Owns The Only Multi-Conduit,
                          Upgradeable Intercity Network

|X|      Level 3 owns 67% of total empty US conduit miles 1
|X|      Level 3 owns 10 of 12 continuous, national empty conduits 1
|X|    Empty conduits are required to adopt new, low cost fiber/optronic systems

(1) See "Facilities Based Providers, Metro Overview Summary" Competitive Assessment Section Level 3 2001 Investor and Analyst Conference, Jan 29, 2001

                         Level 3 Is Growing More Rapidly
                                Than Competitors

[Graphic showing % increase 2001 Projected Revenue vs. 2000 Actual Revenue on the Y axis and Level 3 (at 98% and $842); Williams (at 93% and $650); 360 (at 44% and $200); Global Crossing (at 27% and $664) and Broadwing (at 24% and $300)]

Dollar figures indicates Projected Revenue Increase

                                     Summary

|X| Level 3's network assets are at strategic competitive advantage -More colocation facilities
         -Multi-conduit, upgradeable metro fiber and conduit
         -Multi-conduit, upgradeable intercity network
         -Only nationally deployed Softswitch network

|X|      Level 3 expects to grow more rapidly than competitors
         -100% revenue growth 2000 to 2001
         -$840 million increase 2000 to 2001

                               Financial Overview

                                  Sureel Choksi
                             Chief Financial Officer

                               Financial Strategy

|X|      Business Plan Funding
|X|      Financial Drivers
|X|      Summary
|X|      Prefund business plan to free cash flow breakeven
|X|      Prudent capital structure relative to capex
                -Equity is appropriate for upfront expenditures
                -Debt is appropriate for success based expenditures
|X|      Maintain portfolio approach to customer credit
|X|      Ensure superior return on invested capital

                    Business Plan Is Substantially Prefunded
                           To Free Cash Flow Breakeven

|X|      Business Plan requires approximately $13 to $14 billion

|X| Business Plan is prefunded through approximately $14 billion raised to date

|X| Final capital requirements depend on success based expenditures matched to actual sales volume

                   Capital Structure Is Appropriately Aligned
                            With Capital Expenditures

[Graphic 1: Pie chart showing Up Front at 57% and Success Based at 43% and Graphic 2: Pie Chart showing Equity at 44%[1], Convertible Debt at 12% and Debt at 44%[2]]

(1) Does not include excess of RCNC & CTCO market value over book
(2)      Assumes bank facility is fully drawn

                             Communications Revenues

GAAP Communications Revenue

Key Drivers
|X|      Decreasing unit prices, more rapidly increasing volume
|X|      Current backlog is approximately 65% of 2001 projected revenue
|X|      Q101 communications revenue estimate of $360-$370 million
|X|      2001 estimated revenue mix 1
                -Transport 35 - 40%
                -IP/Colocation 30 - 35%
                -Softswitch 30 - 35%
|X|      Projected percent CAGR in mid 60s from 2000 - 2005

[Graphic ($000): bar graph showing 1999 below $500; 2000 slightly less than $1,000; 2001(est.) slightly more than $1,500; 2002(est.) slightly less than $3,000]

(1)      Excludes upfront dark fiber and joint build revenue

                           Communications Cash Revenue

Communications Cash Revenue[1]

[Graphic ($000): bar graph showing 1999 below $500; 2000 slightly more than $1,000; 2001(est.) approximately $2,500; 2002(est.) slightly less than $3,500]

Note: Cash revenue is defined as GAAP Revenue plus change in cash deferred revenue

(1) Represents midpoint of estimated range for 2001 and 2002

Key Drivers
|X|    Sales of over $4.1 billion in dark fiber and associated services to date
|X|      Significant capacity IRUs
|X|      Projected percent CAGR in mid 50s from 2000 - 2005

                         Communications Revenue Backlog

|X| Backlog is defined as expected revenue from signed contracts and current revenue run rate

|X| Communications revenue backlog totaled approximately $5.1 billion at year end

|X| To date, Level 3 has sold over $4.1 billion of dark fiber and related services, approximately $3.8 billion is in backlog

|X|      Services revenue backlog was approximately $1.3 billion at year end

                                  Gross Margins


Communications Gross Margin %

[Graphic: bar graph showing 1999 between -10% and -20%; 2000 between 20% and 30%; 2001(est.) between 40% and 50%; 2002(est.) approximately 50%]


Key Drivers
|X|      Migration of traffic from leased to owned facilities
|X|      Increase in gateway space brings more traffic on-net
|X|      Margins trend to 65+% over time

                                  SG&A Expenses

Total SG&A as a % of Consolidated Revenue

[Graphic: bar graph showing 1999 approximately 100%; 2000 between 60% and 80%; 2001(est.) between 60% and 80%; 2002(est.) between 40% and 60%]

Key Drivers
|X| Significant increase in annualized services revenue/employee-Q499: $55,000 -Q400: $193,000
     -Q401:  $372,000
|X|      SG&A trends to approx. 20% over time
     -Web enabled provisioning and customer service
     -Sales to bandwidth intensive customers

                              Capital Expenditures

Capital Expenditures[1]

[Graphic ($000): bar graph showing 1999 between $3,000 and $4,000;  2000 between
$5,000  and  $6,000;   2001(est.)   between   $3,000  and   $4,000;   2002(est.)
approximately $2,000]

(1) Represents midpoint of estimated range for 2002

Key Drivers
|X|      $3.4 billion estimate in 2001 includes $400 million shift from 2000

|X| 2001 capex reflects addition of 2nd intercity fiber pull and deferral of European Ring 3

|X|      Future capex is tied to revenue growth

|X|      Silicon economics results in continual improvement in price performance

                         Cumulative Capital Expenditures

|X|      Over 85% of all expenditures invested in the network platform
|X|      Success based expenditures trend to 80-90% of future capex

[Graph: pie chart showing Capital Expenditures at 87% and Operating Losses and Working Capital at 13%]

Note: Cumulative uses of cash to free cash flow breakeven

               Level 3 Financial Model Reflects Silicon Economics

|X| Level 3's average asset lives are in line with rate of technological improvement

[Graphic: Bar graph showing Level 3 Implied Average Asset Life[1] between 6 and 8 years and Industry Average[2] between 14 and 16 years]

(1) Based on public financial statements through 9/30/00. Excludes construction in process where available.

(2) Includes T, BLS, BRW, GENU, GX, Q, FON, WCG, WCOM and TSIX

                     Clear Path To Free Cash Flow Breakeven

Key Drivers
|X|      $4.9 billion of available liquidity
|X|      Adjusted EBITDA positive for full year 2000
|X|      Prioritize shorter payback investments
|X|      EBITDA positive expected during Q401
|X|      Fully funded through free cash flow breakeven in first half of 2004


[Graphic showing ($ in millions) and 2000 EBITDA negative between $400 and $600; with adjusted EBITDA slightly higher than $0; 2001(est.) with EBITDA negative between $200 and $400 and Adjusted EBITDA at approximately $600 positive; 2002(est.) EBITDA slightly more than $0 positive and Adjusted EBITDA at approximately $800 positive.]


(1) Represents midpoint of estimated range for 2001 and 2002 Adjusted EBITDA Key Financial Drivers

                                Financial Summary

|X|      Business plan substantially prefunded through free cash flow breakeven
|X|      Prudent use of debt
|X|      Strong revenue and EBITDA growth
|X|      Cash revenues significantly in excess of GAAP reported revenue

                                     Summary

                                    Jim Crowe
                             Chief Executive Officer

                                     Summary

|X| Level 3's continuously upgradeable network will be substantially complete in 2001

|X|      This will enable new strategic IP optical and services in 2001

|X|      Level 3 has the right network, the right people and financial strength

|X|      Level 3 is positioned to BREAKAWAY in 2001

                                   Appendices

  Level 3's Target Market Segments         Definitions

Customer Sub Segments
e-Commerce
Information Search
Portals
Media
Entertainment & Gaming
Music
Events
Storage Service Providers
Web Hosting
Content Distribution Networks
Application Service Providers
Managed Service Providers
Consumer ISPs
Business ISPs
Middleman ISPs
Building LECs
Broadband Capacity Aggregators
DLEC/DSL
Cable Modem
NextGen Carriers
Specialized Broadband Carriers
IP Voice Carriers
IP Voice VAS Providers
ILECs
Full Service Providers
CLECs
IXCs
PTTs
3G/Mobile
Satellite
Fixed Wireless
High Bandwidth Enterprises
Bandwidth Traders
Wireless Business Access

                       Level 3 Global Market Segmentation

------------------------------------------------- --------------------------------------------------------------------------------
                Market Segments                                                     Definitions
------------------------------------------------- --------------------------------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
IP-Centric Content            Broadband           Media                  Companies that distribute (and often produce) media
     Providers            Content Providers                              over the Internet
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  Entertainment &        Companies that distribute (and often produce)
                                                  Gaming                 entertainment content over the Internet
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  Music                  Companies that distribute music via the Internet
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  Events                 Companies that specialize in online event broadcasts
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                            Web Enablers          Storage Service        Services that enable off-site data storage, archival &
                                                  Providers              recovery systems
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  Web Hosting            Services include space and Internet connectivity for
                                                                         servers that host web-based applications
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  Content Distribution   Deliver bandwidth intensive content from edge servers
                                                  Networks               to optimize technical quality of distribution
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                            Apps Managers         Application Service    Deploy, host, and manage access to an application from
                                                  Providers              a facility other than a customer's site
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  Managed Service        Provide comprehensive solutions to businesses including
                                                  Providers              applications and internet services
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                              Low Speed           e-Commerce             Enterprises that sell goods and services over the
                          Content Providers                              Internet, including B2B and B2C
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  Information Search     Sites which resemble portals, but are optimized for
                                                                         finding URLs, specific content
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  Portals                Gateways to general purpose and specialized internet
                                                                         content
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
IP-Centric Carriers   Broadband Transport Prov    NextGen Carriers       Carriers with large, next gen networks optimized for
                                                                         broadband IP & transport services
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  Specialized BB         Provide specialized broadband transport
                                                  Carriers
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                     Broadband Access Providers   Building LECs          Provide voice, IP, SONET and video communications
                                                                         services to large office buildings
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  BB Capacity            Serve bandwidth aggregation points such as 3rd party
                                                  Aggregators            colo, carrier hotels, and large EUBs
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  Wireless Business      Utilize point-to-point/multipoint GHz radio for
                                                  Access                 business access at 150Mbps & higher speeds
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  DLEC/DSL               Serve residential & small business customers with
                                                                         broadband internet access via telco twisted pair
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  Cable Modem            Last mile access via cable TV coax & fiber plant
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                     Internet Service Providers   Consumer ISPs          Large, evolving national & regional ISPs focused on
                                                                         residential subscribers
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  Business ISPs          Large, evolving national & regional ISPs focused on the
                                                                         business market
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  Middleman ISPs         Provide infrastructure for branded ISPs services for
                                                                         clients
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                       Packet Voice Providers     IP Voice Carriers      Provide Voice over IP communications services to end
                                                                         users
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  IP Voice VAS           Provide voice value added services such as unified
                                                  Providers              messaging and video conferencing
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
  Other Carriers         Local Wireline Serv      ILECs                  The incumbent providers of local telephone service,
                              Providers                                  along with evolving data services
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  Full Service           Provide comprehensive services to business customers
                                                  Providers              incl local, long dist, internet & video
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  CLECs                  Serve the voice and data communications needs of
                                                                         business customers, competing with ILECs
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                      Long Dist Serv Providers    IXCs                   The incumbent providers of long distance voice and data
                                                                         services in the US
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  PTTs                   The incumbent public carriers outside the US
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                     Wireless Service Providers   3G/Mobile              Highly mobile telecom service via cellular/handhelds;
                                                                         evolving to higher bandwidth
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  Satellite              Broadcast and interactive services via geosynchronous
                                                                         and (planned) low earth orbit satellites
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  Fixed Wireless         CLECs that employ point-to-multipoint rooftop-mounted
                                                                         digital radio technology to serve business
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
                                                  Teleport               Provide IP backhaul from developing countries via
                                                                         satellite
-------------------- ---------------------------- ---------------------- ---------------------------------------------------------
------------------------------------------------------------------------ ---------------------------------------------------------
                      High Bandwidth Enterprises                         Large industrial and service-oriented companies with
                                                                         extraordinary IP communications needs
------------------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------------------ ---------------------------------------------------------
                           Bandwidth Traders                             Members of a system that allows/promotes a more
                                                                         efficient means of buying & setting circuits
------------------------------------------------------------------------ ---------------------------------------------------------

                  Level 3 Representation Customers by Segments

Applications Service Provider

Breakaway Solutions
Critical Path
Data Return Corporation
Exodus
Interliant
Logictier
NaviSite- Altavista
NonStopNet
Totality Inc.
WebZone, Inc./Yipes
Broadband Access Provider

Adelphia
Allied Riser Communications
Network Access Solutions
NTL Communications LTD
Primus Telecommunications
Telewest Communications
Telocity
Telseon Dark Fiber Carrier Services Inc.
Time Warner Telecom
Yipes
Broadband Content Provider

Atom Films
Broadcast.com/Yahoo
BT Broadcast Services
Capital Interactive
ClickRadio.com
LandMark Communications
Real Networks - Seattle HQ
Sony Online Entertainment Inc
Uproar
WWF Entertainment Inc.
Broadband Transport Provider

Colt Telecom
Computer Telephone Corp
Enron Broadband Services, Inc
Flag Telecom Ltd
GC Pan European Crossing Deutschland GmbH
Internext, LLC
Teleglobe Communications Corporation
Telia North America
Tycom Networks (UK) Ltd
360Networks (UK) Ltd

                  Level 3 Representation Customers by Segments

e-Commerce

Andale
Blue Mountain Arts
Consumer Net Marketplace
e.Trade
Magex LTD
ProFlowers
STARDirect
StoreRunner
Toys R Us
World Trade Network DBA WT.Net High Bandwidth Enterprise

Blue Cross Blue Shield of Illinois
Bardays Capital
Dresdner Kleinwort Wasserstein
Goldman Sachs and Company
Hewelett-Packard
ImageX Bellevue Corporate
Oracle
Sun Microsystems
UBS Warburg
Zurich Scudder Investments
ISP

AOL
Cable & Wireless
Concentric/XO Communications
Earthlink Network Inc
Energis
Juno Online
NaviPath
Netzero Inc
Savvis
surfEU.com
Local Wireline Service Provider
Allegiance Telecom, Inc
CapRock Communications
Covista Inc.
Focal Communications HQ
McLeod USA Information Services
Net 2000 Communications/ c/o Telecon LLC
Network Plus Inc
Pac West Telecom
RCN
Tecnet, Incorporated

                  Level 3 Representation Customers by Segments

Long Distance Service Provider

Cable & Wireless Communications Ltd
Expresstel
France Telecom
NTT
Sing Tel
Telioo
Telecom New Zealand USA
Versatel Telecom Europe BV
VIAG Interkom GmbH & Co.
XO Communications
Portal

Altavista Company
Guardian Unlimited
Infoseek
SEIU
Educational Networks Inc.
Hotjobs.com
Bloomberg NYC
Gomez Advisors
Jupiter Communications
Learning Network
Web Enabler

Akamai Technologies
Breakaway Solutions
Cap Gemini
Digital Island
InterNAP
InterVu/Akamai Technologies
Media Wave
RELERA Inc
Storage Networks
Storage Way.com
Wireless Service Provider

Advanced Radio Telecom
Hughes Network Systems
Metricom
MobileStar Network
Mobilesys Corp.
Omnipoint Communications/VoiceStream
Palm networking
SkyberNet International bv
Spacenet Inc.
Waterfront Communication

                           Facilities Based Providers

                                 Fiber Overview

------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
                                              Own,
                                             Lease,                     Planned      Complete     Fiber Pairs
                              Region          Joint      Fiber Type   Route Miles  Route Miles     Retained
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
Level 3 (logo)            North America    Own               LEAF 13    15,889 11     15,486 11           6 11
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
                          Europe           Joint & Own       LEAF 13     4,750 11      3,591 11           7 11
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
                                                        Corning Leaf       20,639        19,077
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
AT&T (logo)               United States    Own & Joint    Gen 1 to 3    58,000 17      54,000 9            N/A
                                                             Corning
                                                              LEAF &
                                                         TrueWave 36
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
                                                          Gen 1 to 3       58,000        54,000
                                                             Corning
                                                              LEAF &
                                                            TrueWave
                                                          11, 12, 42
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
Broadwing (logo)          United States    Own                          22,000 44     18,000 44           16 9
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
                                                               Gen 2       22,000        18,000
                                                             Corning
                                                          LEAF 1, 12
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
Genuity (logo)            United States    Own (DF)      Lucent True     22,000 8      17,700 8           12 8
                                                          Wave R and
                                                             Corning
                                                              LEAF 8
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
                                                         Lucent True       22,000        17,700
                                                          Wave R and
                                                        Corning LEAF
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
Global Crossing (logo)    NAC-North        Own 1                           20,000      20,000 9          12 18
                          America
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
                          PEC-Europe       Own 1                         15,525 6      15,525 6            N/A
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
                                                          Gen 2 True
                                                              Wave &
                                                             Corning    35,525 37      35,525 2
                                                             LEAF 11
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
Qwest (logo)              North America    Own           Lucent True    24,115 23     24,115 23          24 23
                                                             Wave 23
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
                          Europe           Own          Corning Leaf    12,800 26      4,000 47            N/A
                          (KPNQwest)
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
                                                         Lucent True
                                                            Wave and       36,915        28,115
                                                        Corning Leaf
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
Sprint (logo)             United States    Own              Gen 1 36     32,000 2      24,000 9          10 18
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
                                                            Gen 1 11     32,000 2        24,000
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
360 Networks (logo)       North America    Various                       26,700 3     20,000 19           - 45
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
                          United States    Lease                         11,700 3      5,700 19           - 45
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
                                                          Gen 1 to 3
                                                             Corning       38,400        25,700
                                                         LEAF 11, 12
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
Williams Communications   United States                      Corning    34,000 47     30,489 43           24 9
(logo)                                                    SMF, NZDSF
                                                            and LEAF
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
                          Europe           IRU Lease             N/A     28,000 5           N/A           1 32
                                           on Telia
                                           Ntwk
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
                                                             Corning
                                                          SMF, NZDSF
                                                            and LEAF       62,000        30,489
                                                         and Alcatel
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
Worldcom (logo)           United States    Own                           48,000 7      48,000 9          12 18
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
                          Europe                                          8,694 1      6,000 47            N/A
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------
                                                               Gen 1       56,694        54,000
                                                         Corning LS,
                                                          DSF, Gen 3
                                                                  11
------------------------- ---------------- ------------ ------------- ------------ ------------- --------------

                                                                                            Facilities Based Providers

                                                                                            Fiber Overview (continued)

------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
                                                                                           Complete
                                         Average Lit     Lit Fiber     Planned Fiber     Fiber Miles
                          Fiber Pairs    Fiber Pairs   Miles (E*H*2)    Miles (D*G)         (E*G)       Fiber Capacity
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
Level 3 (logo)                   48 11           2 11      40,084 11         1,525,344       1,486,656         10 Gbps
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
                                 36 11           2 11       7,856 11           342,000         258,552         10 Gbps
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
                                                              47,940         1,867,344       1,745,208
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
AT&T (logo)                      18 30           5 30        486,000         2,088,000       1,944,000      10 Gbps 17
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
                                                             486,000         2,088,000       1,944,000
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
Broadwing (logo)                 48 18           2 18         72,000         2,112,000       1,728,000       10 Gbps 1
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
                                                              72,000         2,112,000       1,728,000
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
Genuity (logo)                    12 8            3 8        106,200           528,000         424,800       10 Gbps 8
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
                                                             106,200           528,000         424,800
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
Global Crossing (logo)           12 30           2 18         80,000           480,000         480,000     1.28 Tbps 1
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
                                  24 6            N/A            N/A           745,200         745,200       10 Gbps 1
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
                                                              80,000         1,225,200       1,225,200
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
Qwest (logo)                     48 23           2 25         96,460         2,315,040       2,315,040       10 Gbps 1
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
                                 50 26            N/A            N/A         1,280,000         400,000      10 Gbps 26
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
                                                              96,460         3,595,040       2,715,040
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
Sprint (logo)                    12 34           3 31        144,000           768,000         576,000          N/A 34
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
                                                             144,000           768,000         576,000
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
360 Networks (logo)              40 18         0.5 45       20,000 3         2,136,000       1,600,000       10 Gbps 1
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
                                  14 3         0.5 45        5,700 3           327,600         159,600       10 Gbps 1
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
                                                              25,700         2,463,600       1,759,600
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
Williams Communications           48 5          .84 5      45,081 43         3,264,000       2,926,944       10 Gbps 1
(logo)
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
                                192 32            N/A            N/A        10,752,000             N/A     2.5 Gbps 32
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
                                                              45,081        14,016,000       2,926,944
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
Worldcom (logo)                  12 30           3 30        288,000         1,152,000       1,152,000             N/A
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
                                   N/A           7 18         84,000               N/A             N/A       10 Gbps 1
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------
                                                             372,000         1,152,000       1,152,000
------------------------- ------------- -------------- -------------- ----------------- --------------- ---------------

                           Facilities Based Providers

                                Conduit Overview

----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
                                                               Average
                                                                Empty
                                                               Conduit       Planned Empty        Planned        Completed
                              Region         Conduit Count      Count        Conduit Miles     Conduit Miles   Conduit Miles
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
    Level 3 (logo)      North America         12 11              10             158,890          190,668         185,832
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
                        Europe              6-12 11             5-8              28,500           33,250          25,137
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
                                     Total                                      187,390          223,918         210,969
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
     AT&T (logo)        United States             -               -                   -          91,160 50             -
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
                                     Total                                                        91,160               -
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
   Broadwing (logo)     United States        0-1 11               -                   -           22,000          18,000
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
                                     Total                                            -           22,000          18,000
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
    Genuity (logo)      United States           - 8           - 8                - 8              - 8                  -
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
                                     Total                                            -                -               -
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
Global Crossing (logo)  NAC - North               -               -                   -                -               -
                        America
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
                        PEC - Europe              -               -                   -                -               -
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
                                     Total
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
     Qwest (logo)       North America          2 24            1 24              24,115           48,230          48,230
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
                        Europe (KPNQwest)       N/A             N/A                 N/A              N/A             N/A
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
                                     Total                                       24,115           48,230          48,230
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------

----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
    Sprint (logo)       United States          - 50               -                   -                -               -
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
                                     Total                                            -                -               -
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
 360 Networks (logo)    Canada               0-6 11             0-5              46,680           62,682          46,952
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
                        United States          1 45               -                   -           11,700           5,700
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
                                     Total                                       46,680           74,382          52,652
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
       Williams         United States         0-3 2           0-2 5              31,160           66,220          59,382
Communications (logo)
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
                        Europe              1 32,                 -                   -           28,000             N/A
                                                 11
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
                                     Total                                       31,160           94,220          59,382
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
Worldcom (logo)         United States          - 50            - 50                - 50                -               -
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
                        Europe                  N/A             N/A                 N/A              N/A             N/A
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------
                                     Total                                            -                -               -
----------------------- ------------------- ---------------- ------------- ------------------ ---------------- ---------------

                           Facilities Based Providers

                        Fiber & Conduit Overview Sources

1=Ovum 2000 Wholesale Carrier Markets
2=Bear Stearns White Pages November 2000
3=www.360.net
4=Global Crossing Network Lands in Chile (10/31/00 Press Release) 5=www.williamscommunication.com
6=www.globalcrossing.com
7=www.worldcom.com
8=www.genuity.com (Company presentations and S 1 filing)
9=JP Morgan Industry Analysis September 2000
10=www.enron.com & 3Q00 Analyst Conference Call
11=Level 3
12=www.corningfiber.com
13=Salomon Smith Barney (IF Built Will They Come, 2000)
14=Press Release Sprint
15=www.boradwing.com 3Q00 Analyst Conference Call
16=www.worldom.com 3Q00 Analyst Conference Call
17=www.att.com/network/
18=CIBC Telecom Services, Nov. 29, 2000
19=360 networks, Nov. 9, Conference Call
20=REMOVED
21=MFN, 10-Q, September 2000
22=Press Release 360
23=Qwest Overview Q1 00
24=Westnet Steering Committee Minutes 1/99
25=America's Network "Sculpting the light" 8/15/98
26=KPNQwest Website
27=www.southerncrosscables.com
28=www.alestra.com
29=www.aerienetworks.com
30=Sands Brother / Global Telecommunications and Technology
31=Federal Register 79421 Buried Fiber Optic Proposed Right of Way
32=Telia Web Site
33=www.attcanada.com
34=http://sprintbiz.com/cust_resources/tech_resource/downloads/dwdm_tech.pdf
35=www.worldcom.com/international
36=DEFEATING Dispersion Annie Lindstrom 11/27/2000  Telephony
37=Glass Gains Brian Washburn 12/11/2000 tele.com
38=www.asiaglobalcrossing.com
39=Asia Global Crossing Reports Q3 Results 11/08/2000 PR Newswire
40=Asia Global Crossing Awards NEC East Asia Contract 11/13/2000 Fiber Optics
 News
41=Connecting Asia and the Americas 04/28/1999 PR Newswire
42=AT&T Announces Major Fiber-Optic Network Expansion 12/06/1999 PR Newswire 43=KBRO - Kaufman Brothers Williams Communications Base Report Jan 8, 2001 44=Salomon Smith Barney Jan 11, 2001 Telecom. Equipment
45=360 Investor Relations
46=MFN Investor Relations
47=SmartMoney The one Telecom Stock to Buy Now 10/01/2000
48=Montana Power 10-Q
49=Montana Power Investor Relations
50=Networks Overview v1-may2000
51=Except where otherwise indicated
52=www.tat-14.com


                           Facilities Based Providers

                                 Metro Overview

------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                                                                                                       Complete
                                                    Own,        Planned     Complete       Planned     Local
                                                   Lease,       Network      Network     Local Loop    Loop
                                 Region             Joint        POPs         POPs          Miles        Miles     Conduit
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
Level 3 (logo)            North America          Own               488 13       238 13       1,817 13   1,601 13    8-20 13
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                          Europe                 Own               313 13        68 13         377 13     280 13       9 13
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                          Other                                                                     -          -
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                                                 Total             801 13       306 13          2,194      1,881       8-20
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
AT&T (logo)               United States          Own                835 9          N/A            N/A        N/A        N/A
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                          Europe                 N/A                  N/A          N/A            N/A        N/A        N/A
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                          Other/Unspecified      N/A                  N/A          N/A            N/A        N/A        N/A
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                                                 Total                835            -              -          -
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
Broadwing (logo)          United States          Own                N/A 9        300 9              -          -          -
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                                                 Total                N/A          300              -          -          -
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
Exodus (logo)             United States                               N/A          N/A              -          -          -
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                          Europe                                      N/A          N/A              -          -          -
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                          Other/Unspecified                           N/A          N/A              -          -          -
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                                                 Total             206 57            -              -          -
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
Genuity (logo)            United States                              84 8          N/A            N/A        N/A        N/A
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                          Europe                                     89 8          N/A            N/A        N/A        N/A
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                          Other/Unspecified                           N/A          N/A            N/A        N/A        N/A
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                                                 Total                173            -         290 57          -
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
Metromedia (logo)         North America          Various              900          N/A       5,850 51   1,600 51  6-9 13,
                                                                  peering                                                51
                                                                points 36
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                                                                                                   18
                                                                                           intra-city
                          Europe                 Joint and         N/A 51          N/A       networks       - 51     6-9 51
                                                 Lease                                   (3150 Miles)
                                                                                                   22
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                          Total                                         -            -       9,000 51      1,600
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
Qwest (logo)              United States          Own and            136 9          N/A            N/A        N/A        N/A
                                                 Joint 57
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                          Europe (KPNQwest)      Own                500 1          N/A            N/A        N/A        N/A
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                                                 Total                636            -              -          -
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
Sprint (logo)             United States          Own 48             320 9          N/A            N/A        N/A        N/A
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                          Europe                 N/A                  N/A          N/A            N/A        N/A        N/A
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                                                 Total                320          N/A              -          -
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
360 Networks (logo)       North America          O & J               65 1          N/A          400 3        N/A     1-2 50
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                          Europe                 Lease               35 3          N/A          500 3  7 Rings       1-2 50
                                                                                                              21
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                          Other/Unspecified
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                                                 Total                100            -            900          -
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
Williams Communications   United States          Own                125 2            -       3,200 40                     -
(logo)
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                                                 Total                125            -          3,200
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
Worldcom (logo)           North America          N/A                600 9                         N/A        N/A        N/A
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                          Europe Loops 1-6       N/A                  N/A          N/A        1,987 1        N/A        N/A
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                          Other/Unspecified                           N/A          N/A            N/A        N/A        N/A
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------
                                                 Total                600            -          1,987          -
------------------------- ---------------------- ------------ ------------ ------------ -------------- ---------- ----------


                           Facilities Based Providers

                           Metro Overview (Continued)

------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                             Planned        Complete
                           Fiber Miles    Fiber Miles      Lit Route
                            (B*Fiber)      (C*Fiber)         Miles           Capacity           Planned Metro Loop Cities
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
Level 3 (logo)               691,588 13      376,223 13       1,263 13       OC-3 - OC-192  Existing: San Diego, Seattle Los
                                                                                            Angeles, San Jose, San Francisco,
                                                                                            Phoenix, Chicago, Detroit,
                                                                                            Denver, St. Louis, Cincinnati,
                                                                                            Atlanta, Dallas, Houston,
                                                                                            Orlando, Tampa, Miami, New York,
                                                                                            Stamford, Long Island, Jersey
                                                                                            City, Newark, Boston,
                                                                                            Philadelphia, Baltimore, D.C. 13
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                             156,120 13       60,978 13         169 13       OC-12 - OC-48  Existing: London, Paris,
                                                                                            Frankfurt, Amsterdam, Brussels,
                                                                                            Dussledorf 13
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                      -               -
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                847,708         437,201          1,432
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
AT&T (logo)                         N/A             N/A
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                    N/A             N/A
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                    N/A             N/A
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                      -               -                         10 Gbps 39
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
Broadwing (logo)                      -               -                                  -  Altanta, Baltimore, Chicago,
                                                                                            Cleveland, Dallas, Houston, LA,
                                                                                            Miami, Phoenix, Salt Lake, SF,
                                                                                            DC, New York and Philadelphia 22
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                      -               -                                  -
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
Exodus (logo)                         -               -                    OC-3 & OC-12 15
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                      -               -                    OC-3 & OC-12 15
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                      -               -
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                      -               -
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
Genuity (logo)                      N/A             N/A                         10 Gbps 15  Planned: Seattle, Portland, San
                                                                                            Francisco, Los Angeles, San
                                                                                            Diego, Phoenix, Denver, Austin,
                                                                                            Dallas/Ft. Worth, Houston, Kansas
                                                                                            city, St. Louis, Minneapolis,
                                                                                            Chicago, Detroit, Cleveland,
                                                                                            Columbus, Boston, New York,
                                                                                            Philadelphia, Baltimore,
                                                                                            Charlotte, Atlanta, Orlando,
                                                                                            Tampa Bay, Fort Lauderdale, Miami
                                                                                            8
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                    N/A             N/A                         10 Gbps 15
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                    N/A             N/A
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                      -               -
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
Metromedia (logo)                   N/A   1,200,000 22,                  10-40 Gigabits 32  Atlanta, Boston, Chicago, Dallas,
                                                                                            Denver, LA, NYC, San Francisco,
                                                                                            San Jose, DC, Seattle, Phoneix,
                                                                                            Houston, Miami, Philadelphia,
                                                     51                                     Toronto, Detroit, Cleveland, St.
                                                                                            Louis 32
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                                                                            London, Zurich, Geneva, Milan,
                                                                                            Amsterdam, Rotterdam, Brussels,
                                                                                            Munich,Berlin, Frankfurt, Paris,
                                    N/A            - 51                  10-40 Gigabits 32  Hague, Dusseldorf, Stuttgart,
                                                                                            Cologne, Hanover, Hamburg,
                                                                                            Ulrecht 32
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                           3,600,000 35       1,200,000
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
Qwest (logo)                 200,000 34      102,000 61            N/A           OC-192 15  Planned: Albany, Austin,
                                                                                            Baltimore, Boston, Chicago,
                                                                                            Cleveland, Dallas, Detroit,
                                                                                            Houston, Indianapolis, Kansas
                                                                                            City, Los Angeles, New York,
                                                                                            Newark, Orange County,
                                                                                            Philadelphia, Pittsburgh,
                                                                                            Sacramento, San Antonio, San
                                                                                            Diego, San Francisco, San Jose,
                                                                                            St. Louis, Washington DC, and
                                                                                            White Plains
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                    N/A             N/A            N/A           OC-192 15                                 N/A
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                200,000         102,000
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
Sprint (logo)                       N/A             N/A                                N/A    Existing: Sacramento, Calif. And
                                                                                                 Reston, Va. Planned: Atlanta,
                                                                                                  Boston, Chicago, Dallas, Los
                                                                                                  Angeles, New York, san Jose,
                                                                                              Calif., Seattle, Washington D.C.
                                                                                                        and other locations 44
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                    N/A             N/A                                N/A
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                      -               -
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
360 Networks (logo)              N/A 50          N/A 50                                N/A      Seattle, Willows Rd, Bellevue,
                                                                                                  Redmond, Vancouver, Calgary,
                                                                                                    Winnipeg, Toronto, Ottawa,
                                                                                                    Montreal, Chicago, Dallas,
                                                                                                 Houston, Denver, New Orleans,
                                                                                              Sacramento, Albany, DC, Detroit,
                                                                                             Minneapolis, Portland, Miami, San
                                                                                                     Diego, and Atlanta 22, 23
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                 N/A 50          N/A 50                                N/A             Buy conduit-London. Buy
                                                                                             Fiber-Paris, Copenhagen, Hamburg,
                                                                                                 Amsterdam, Frankfurt, Geneva,
                                                                                                      Lyon, Marseilles, Milan,
                                                                                                              Strasburg 22, 23
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------

------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                      -               -
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
Williams Communications      144,000 40             N/A                      10-40 Gbps 32   Altanta, Boston, Chicago, Dallas,
(logo)                                                                                         Denver, LA, NYC, San Francisco,
                                                                                                      San Jose, DC, Seattle 13
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                144,000             N/A
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
Worldcom (logo)                     N/A             N/A                           OC-48 15
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                    N/A        1,500 53                           OC-48 15       Netherlands, Dublin, Ireland,
                                                                                             Luxembourg, and Milan, Italy, and
                                                                                                  then in Copenhagen, Denmark,
                                                                                                    Frankfurt, German, London,
                                                                                                  Manchester, England, Madrid,
                                                                                                 Spain, Stockholm, Sweden, and
                                                                                               Zurich, Switzerland, Amsterdam,
                                                                                               Brussels, Frankfurt, London and
                                                                                                                      Paris 46
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                    N/A             N/A                           OC-48 15
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------
                                      -           1,500
------------------------- -------------- --------------- -------------- ------------------- -----------------------------------

                           Facilities Based Providers

                              Data Center Overview

--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                                             Planned                                    Complete
                                              Data       Data Centers     Planned     Data Center   Planned Data
                            Region           Centers      In-Service    Data Sq. Ft.    Sq. Ft.     Center Cities
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
   Level 3 (logo)     North America             66 13           51 13
                                                                            5,265,000     1,817,000
                                                                            13            13
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                      Europe                    10 13           10 13
                                                                            1,039,000     824,000
                                                                            13            13
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                      Other                      2 13            2 13
                                                                            196,000       142,000
                                                                            13            13
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                              Total             78              63
                                                                            6,500,000     2,783,000
                                                                            13            13
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
    AT&T (logo)       United States             N/A             10 15                               NY, San
                                                                            788,000       788,000   Diego, San
                                                                            15, 19        15, 19    Francisco,
                                                                                                    D.C.,
                                                                                                    Phoenix,
                                                                                                    Chicago,
                                                                                                    Atlanta,
                                                                                                    Dallas, Los
                                                                                                    Angeles,
                                                                                                    Seattle 15
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                      Europe                    N/A              1 15                               UK, Gemany 15
                                                                            130,000       130,000
                                                                            15, 19        15, 19
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                      Other/Unspecified         N/A              2 41                               Asia/Pacific,
                                                                            1,082,000     372,000   (12)
                                                                            15, 19        15, 19    Unspecified
                                                                                                    15
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                              Total             44 42           13 41
                                                                            2,000,000     1,290,000
                                                                            19            19
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
  Broadwing (logo)    United States             N/A             11 52
                                                                            450,000       90,000
                                                                            52            52
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                              Total             N/A             11                          90,000
                                                                            450,000
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------

--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
   Exodus (logo)      North America             43              31                                  (5) Santa
                                                45, 57          45, 57      2,215,000     2,215,000 Clara, (2)
                                                                            15            15        New Jersey,
                                                                                                    (2) Seattle,
                                                                                                    Irvine, Los
                                                                                                    Angeles, (2)
                                                                                                    D.C., (2)
                                                                                                    Boston, (2)
                                                                                                    Chicago,
                                                                                                    Austin,
                                                                                                    Atlanta,
                                                                                                    Toronto,
                                                                                                    Unspecified
                                                                                                    15
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                      Europe                     7              5 45,                               Frankfurt,
                                                45, 57          57          625,000       625,000   (2) London,
                                                                            15            15        Paris,
                                                                                                    Amsterdam 15
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                      Other/Unspecified          8              4 45,                               Australia,
                                                45, 57          57          3,860,000     2,260,000 (2) Tokyo,
                                                                            13            13        Unspecified
                                                                                                    15
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                              Total             58              40 60
                                                45, 57                      6,700,000     5,100,000
                                                                            13            60
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
   Genuity (logo)     United States             11 15            9 15                               Cambridge,
                                                                            493,200       233,200   San Jose,
                                                                            15, 54        15, 54    Palo Alto,
                                                                                                    (2) New
                                                                                                    York,
                                                                                                    Phoenix,
                                                                                                    Chanitlly,
                                                                                                    Chicago, Los
                                                                                                    Angeles,
                                                                                                    Boston,
                                                                                                    Mountain
                                                                                                    View 15
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                      Europe                     1 15            1 15                               Leeds, UK 15
                                                                            10,900        10,900
                                                                            15, 54        15, 54
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                      Other/Unspecified          1 15            1 15                               Tokyo,
                                                                            10,900        10,900    Unspecified
                                                                            15, 54        15, 54    15
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                              Total             13              11 54
                                                                            515,000       255,000
                                                                            55            54
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
 Metromedia (logo)    North America             N/A              9 55       N/A           N/A
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                      Europe                    N/A              7 55       N/A           N/A
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                              Total             -               16 55
                                                                            1,000,000     385,000
                                                                            33            22
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
    Qwest (logo)      United States             42 15           14 15                               (2)
                                                                            2,794,000     1,070,000 Sunnyvale,
                                                                            15            15        Burbank,
                                                                                                    Weehawkan,
                                                                                                    San
                                                                                                    Francisco,
                                                                                                    Denver, (2)
                                                                                                    Sterling,
                                                                                                    Newark, (2)
                                                                                                    San Jose,
                                                                                                    Philadelphia,
                                                                                                    (2) Dallas,
                                                                                                    Chicago,
                                                                                                    Atlanta,
                                                                                                    Detroit,
                                                                                                    Tampa, D.C.,
                                                                                                    New York
                                                                                                    City,
                                                                                                    Phoenix,
                                                                                                    Seattle, Los
                                                                                                    Angeles,
                                                                                                    (18)
                                                                                                    Unspecified
                                                                                                    15
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                      Europe (KPNQwest)         24 15           18 15                               Frankfurt,
                                                                            1,436,000     736,000   Paris,
                                                                            15            15        London,
                                                                                                    Stockholm,
                                                                                                    Milan,
                                                                                                    Munich, (17)
                                                                                                    Unspecified
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                              Total             66 13           32 57
                                                                            4,230,000     1,806,000
                                                                            15            15
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
   Sprint (logo)      United States             18 2             2 44                               Sacramento,
                                                                            850,000       300,000   Reston,
                                                                                          58        Atlanta,
                                                                                                    Boston,
                                                                                                    Chicago,
                                                                                                    Dallas, Los
                                                                                                    Angeles, New
                                                                                                    York, San
                                                                                                    Jose,
                                                                                                    Seattle,
                                                                                                    D.C,
                                                                                                    Unspesified
                                                                                                    48
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                      Europe                     5 2            -           N/A           -
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                              Total             23 2             2
                                                                            850,000       300,000
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
360 Networks (logo)   North America             24 22           N/A                       N/A
                                                                            2,400,000
                                                                            23
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                      Europe                    11 22           N/A                       N/A
                                                                            540,000
                                                                            3, 23
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                      Other/Specified
                                                                            760,000
                                                                            3, 23
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                              Total             35              -
                                                                            3,700,000     1,450,000
                                                                            21            15
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
      Williams        United States             N/A             N/A                                 Atlanta,
                                                                            2,000,000     1,300,000 Boston,
                                                                            49            5         Chicago,
                                                                                                    Dallas,
                                                                                                    Denver, LA,
   Communications                                                                                   NYC, San
       (logo)                                                                                       Francisco,
                                                                                                    San Jose,
                                                                                                    DC, Seattle
                                                                                                    13
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                              Total             -               -
                                                                            2,000,000     1,300,000
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
  Worldcom (logo)     North America             N/A              6 45                               Tyson
                                                                            120,000       120,000   Corner, San
                                                                            15            15        Jose,
                                                                                                    Atlanta,
                                                                                                    Columbus,
                                                                                                    Carteret,
                                                                                                    Elmsford,
                                                                                                    Unspecified
                                                                                                    15
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                      Europe Loops 1-6          47 15           28 15                               London,
                                                                            500,000       200,000   Dortmund,
                                                                            15            15        (2) Paris,
                                                                                                    Burssels,
                                                                                                    Amsterdam,
                                                                                                    Dublin,
                                                                                                    Luxembourg,
                                                                                                    Milan,
                                                                                                    Stockholm,Unspecified
                                                                                                    15
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                      Other/Unspecified                                                             Hong Kong,
                                                                            1,380,000     80,000    Tokyo,
                                                                            15                      Singapore,
                                                                                                    Asia
                                                                                                    Unspecified
                                                                                                    15
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                              Total             50
                                                                            2,000,000     400,000
                                                                            57            57
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
     XO (logo)        United States                                                                 San Jose,
                                                                            40,000        40,000    Chicago,
                                                                            15            15        Irvine,
                                                                                                    Secaucus
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                      Europe                                                                        London,
                                                                            20,000        20,000    Almere
                                                                            15            15
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                      Other/Unspecified                                                             Unspecified
                                                                            45,000        25,000
                                                                            15            15
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------
                              Total                              8 59
                                                                            105,000       85,000
                                                                            15            15
--------------------- -------------------- ------------ --------------- ------------- ------------- --------------

                           Facilities Based Providers

                      Metro & Data Center Overview Sources

1=Ovum 2000 Wholesale Carrier Markets
2=Bear Stearns White Pages November 2000
3=www.360.net
4=Global Crossing Network Lands in Chile (10/31/00 Press Release)
5=www.williamscommunication.com
6=www.globalcrossing.com
7=www.worldcom.com
8=www.genuity.com (Company presentations and S 1 filing)
9=JP Morgan Industry Analysis September 2000
10=Formula (Route Miles x Fiber Pairs)
11=Formula (Route Miles x Avg. Lit Fibers)
12=www.enron.com & 3Q00 Analyst Conference Call
13=Level 3
14=www.corningfiber.com
15=Salomon Smith Barney (IF Built Will They Come, 2000)
16=Press Release Sprint
17=www.boradwing.com 3Q00 Analyst Conference Call
18=www.worldom.com 3Q00 Analyst Conference Call
19=www.att.com/network/
20=CIBC Telecom Services, Nov. 29, 2000
21=360 networks, Nov. 9, Conference Call
22=MFN, 10-Q, September 2000
23=Press Release 360
24=Qwest Company Web Site and Company Overview Q1 00
25=Westnet Steering Committee Minutes 1/99
26=America's Network "Sculpting the light" 8/15/98
27=KPNQwest Website
28=www.southerncrosscables.com
29=www.alestra.com
30=www.concernt.com
31=Enron Fall Conference Call
32=MFN Web Site
33=AboveNet Web site
34=Qwest web site
35=Robbie Stephens Jan 9, 2001
36=Wasserstein Perella Aug 2000
37=Level 3 sold ENE dark fiber in 15 markets with 8-40 fibers
38=www.attcanada.com

39=AT&T Passes Milestones With IP Net, Data Centers 01/11/2001 Newsbytes News Network

40=KBRO - Kaufman Brothers Williams Communications Base Report Jan 8, 2001 41=AT&T Surpasses; 01/09/2001 PR Newswire
42=AT&T OPENING INTERNET CENTER MARTHA McKAY, 12/14/2000 The Record

43=AT&T-Backed Alestra Expands Web Hosting Facilities 11/29/2000 Corporate Mexico; El Universal

44=Sprint Follows Launch of New Internet Business Unit With Data Center Expansion 12/13/2000 PR Newswire

45=www.exodus.com

46=European Colocation Business Week Vies For E-Business Barnaby Page 11/08/2000 CMP TechWEB

47=Asia Global Crossing Reports Q3 Results, Significant Milestones in Asia 11/08/2000 PR Newswire

48=www.sprint.com
49=KBRO - Kaufman Brothers Williams Communications Base Report Jan 8, 2001 50=360 Investor Relations
51=MFN Investor Relations
52=SSB Analyst Conference Jan 2001
53=SmartMoney The one Telecom Stock to Buy Now 10/01/2000
54=Salomon Smith Barney 12/06/00 GENU
55=MFN Press Release Dec 2000
56=AG Edwards report 12/27/00
57=Morgan Stanley Dean Witter Internet Hosting Report November 2000
58=AG Edwards Dec 2000
59=XO 10Q 9/30/00
60=Exodus 4Q00 Press Release 1/24/01
61=Salomon Smith Barney - 4Q00 Results Qwest 1/24/01
62=Salomon Smith Barney 1/25/01 Exodus 4Q00